                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                      ASTROTECH INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                      ASTROTECH INTERNATIONAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 13, 1997

TO THE STOCKHOLDERS OF ASTROTECH INTERNATIONAL CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ASTROTECH INTERNATIONAL CORPORATION (the "Company") will be held on Tuesday, May 13, 1997, at 10:00 a.m., Eastern Daylight Savings Time, at The Westin William Penn, 530 William Penn Place, Pittsburgh, Pennsylvania 15219 for the following purposes:

          1. To elect two (2) directors of the Company;

          2. To ratify the selection of Coopers & Lybrand as independent public accountants to audit the financial statements of the Company for the fiscal year ending September 30, 1997; and

          3. To transact such other business that may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed April 11, 1997, as the record date for determining holders of Common Stock entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's offices at 960 Penn Avenue, Suite 800, Pittsburgh, Pennsylvania 15222. Stockholders may examine the list during ordinary business hours in the 10-day period before the Annual Meeting. The list will also be available for inspection at the Annual Meeting.

     A copy of the Company's Annual Report for the fiscal year ended September 30, 1996, is enclosed herewith.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy and return it promptly. If you receive more than one form of proxy with respect to Common Stock, it is an indication that such Common Stock is registered in more than one account. Consequently, each such proxy must be completed and returned if you wish to vote all such shares eligible to be voted at the Annual Meeting.

     Stockholders are urged to review the attached Proxy Statement carefully and in its entirety.

                                               By Order of the Board of
                                               Directors,

                                               RAYMOND T. ROYKO
                                                    Secretary

April 15, 1997

                            YOUR VOTE IS IMPORTANT.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                      ASTROTECH INTERNATIONAL CORPORATION

                           960 PENN AVENUE, SUITE 800
                         PITTSBURGH, PENNSYLVANIA 15222
                                 (412) 391-1896

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1997

                              GENERAL INFORMATION

     This Proxy Statement, accompanying Notice of Annual Meeting of Stockholders (the "Notice") and the enclosed form of proxy are being mailed on or about April 15, 1997, to stockholders of record of Astrotech International Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from the holders of record of the Company's outstanding Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Stockholders to be held at the time and place and for the purposes set forth in the Notice (the "Annual Meeting") and at any adjournment or adjournments thereof. A copy of the Company's 1996 Annual Report, which includes consolidated financial statements, is being mailed to stockholders together with this Proxy Statement.

     At the Annual Meeting, stockholders will be asked to consider and vote upon proposals to (i) elect as directors the two nominees named herein, and (ii) ratify the selection of Coopers & Lybrand as independent public accountants to audit the financial statements of the Company for the fiscal year ending September 30, 1997.

     The record date for determination of holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof is April 11, 1997 (the "Record Date").

VOTING SECURITIES; PROXIES

     On the Record Date, there were 9,934,920 shares of Common Stock outstanding and entitled to vote. See "Principal Stockholders" for information on stockholders owning more than five percent of these shares. Each share of Common Stock is entitled to one vote, exercisable in person or by proxy, on any matter that may properly come before this Annual Meeting. A quorum with respect to this Annual Meeting requires the presence, either in person or represented by proxy, of the holders of at least a majority of the outstanding shares of the voting stock of the Company.

     All shares of Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions thereon. Shares represented by proxies marked as abstentions on any proposal will not be voted on that proposal, although they will be counted for quorum purposes and to determine voting results. Broker's shares held in "street name" and not voted by such broker will be counted for quorum purposes but will not be counted to determine voting results. Except as provided in the foregoing sentence, if no instructions are indicated, in accordance with recommendations of the Board of Directors and management of the Company, the proxies solicited by this Proxy Statement will be voted FOR (i) the election of the nominees described herein to the Board of Directors (ii) the ratification of Coopers & Lybrand as independent public accountants to audit the financial statements of the Company for the fiscal year ending September 30, 1997 and (iii) by the proxies in their sole discretion on any other matter to come before the meeting. The Board of Directors recommends that stockholders vote FOR proposals (i) and (ii).

     A proxy may be revoked at any time before it is voted by (1) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy; (2) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any written notice of revocation should be sent to

Astrotech International Corporation, 960 Penn Avenue, Suite 800, Pittsburgh, Pennsylvania 15222, Attention: Raymond T. Royko, Secretary.

VOTE REQUIRED

     Approval of proposal (i) above, election of nominees as directors, requires the affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Approval of proposal (ii) above requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy at the meeting and entitled to vote.

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that its Board of Directors may fix the number of directors in accordance with the By-laws of the Company. The number of directors has been fixed at six. The By-laws also specify that the directors are to be divided into three classes, which are as nearly equal in number as reasonably possible. The terms of office of the directors in Class I, Class II and Class III will expire at the 1998 Annual Meeting, 1999 Annual Meeting and 1997 Annual Meeting, respectively. In addition, the By-laws provide that directors chosen to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting after their election. Accordingly, two directors (Class III) are to be elected at this Annual Meeting, and their term of office will expire at the 2000 Annual Meeting of Stockholders. In the event that either of the nominees is unable or unwilling to serve as a director for any reason, the persons named in the enclosed proxy will vote for such substituted nominees as shall be designated by the Company's Board of Directors. Both nominees are currently directors of the Company and expressed their willingness to serve again.

     Information regarding the nominees for election as directors of the Company is set forth below. For information concerning the continuing directors, see "Information Concerning Directors and Officers."

NOMINEES FOR ELECTION AS DIRECTOR:

ROBERT F. KASTELIC                                           Director Since 1988
                                                                         Age: 62

     Mr. Kastelic is Chairman of Quasitronics, Inc., and President of Xetca, Inc. (d/b/a X-Mark Industries "X-Mark/CDT"), formerly wholly-owned subsidiaries of the Company. Quasitronics, Inc. is a designer and manufacturer of computer peripheral hardware and instrumentation and control systems for industry and is located at 2ll Vandale Drive, Houston, Pennsylvania 15342. X-Mark is engaged in the precision fabrication business and is located at 200l N. Main Street, Washington, Pennsylvania 1530l. Mr. Kastelic is a member of the board of directors of Fidelity Bank, Pittsburgh, Pa. Mr. Kastelic served as President of the Company from September 1986 to March 1988.

S. KENT ROCKWELL                                             Director Since 1995
                                                                         Age: 52

     Mr. S. Kent Rockwell has been Chairman of the Company since August 1989, Chief Executive Officer of the Company since August 1987 and President of the Company from April 1988 to October 1995. Mr. Rockwell served as chairman of McEvoy Oil Field Equipment from 1979 to 1981 and president of Rockwell Energy Products from 1976 to 1979.

     The Board of Directors recommends that stockholders vote FOR the election of Messrs. Kastelic and Rockwell as Class III directors.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, pursuant to a recommendation by the Finance-Audit Committee, has selected, subject to stockholder ratification, Coopers & Lybrand to act as the Company's independent public accountants to audit the financial statements of the Company for the fiscal year ending September 30, 1997. Coopers & Lybrand has served as the Company's independent auditors since June 1985.

     Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting and, while they are not expected to make a statement, they will have the opportunity to do so, if they desire. Such representatives will be available to respond to appropriate questions from the stockholders.

     The Board of Directors recommends that stockholders vote FOR the ratification of the selection of Coopers & Lybrand as the independent public accountants of the Company for fiscal 1997.

                             PRINCIPAL STOCKHOLDERS

     As of the Record Date, the following persons were the only persons known by the Company to own beneficially more than five percent of the Common Stock. Except as indicated, each beneficial owner listed below exercises sole voting power and sole investment power over the shares beneficially owned.

                       NAME AND ADDRESS OF BENEFICIAL       NUMBER OF SHARES      PERCENT
  TITLE OF CLASS                    OWNER                  BENEFICIALLY OWNED     OF CLASS
------------------   -----------------------------------   ------------------     --------
Common Stock         T. Richard Mathews                           670,403(1)         6.76
                     4422 F.M. 1960 W., Suite 350
                     Houston, TX 77068
Common Stock         Roger W. Thiltgen                            517,260(2)         5.21
                     14650 Champion Forest Dr.
                     #1801
                     Houston, TX 77069
Common Stock         S. Kent Rockwell                           1,452,152(3)        14.57
                     407 Landon Gate
                     Fox Hall
                     Pittsburgh, PA 15238
Common Stock         Irwin Jacobs                               1,600,000           16.16
                     c/o Jacobs Management
                     Corporation
                     100 South Fifth Street
                     Minneapolis, MN 55402

---------

(1) Includes 34,877 shares of Common Stock held of record by Mr. Mathews' minor son as to which Mr. Mathews shares voting and investment power and 15,000 shares of Common Stock which Mr. Mathews has the right to acquire within 60 days pursuant to an option granted under the Company's Stock Incentive Plan.

(2) Includes 12,690 shares of Common Stock held of record by Mr. Thiltgen's minor children as to which Mr. Thiltgen shares voting and investment power and 20,000 shares of Common Stock which Mr. Thiltgen has the right to acquire within 60 days pursuant to an option granted under the Stock Incentive Plan and the Non-employee Directors Stock Option Plan.

(3) Includes 1,380,052 shares of Common Stock held of record by Rockwell Venture Capital, Inc. The sole stockholder of Rockwell Venture Capital, Inc. is Mr. Rockwell and as such has sole voting and investment power. Also includes 67,000 shares of Common Stock which Mr. Rockwell has the right to acquire within 60 days pursuant to options granted under the 1984 Option Plan and the Stock Incentive Plan.

                        DIRECTORS AND EXECUTIVE OFFICERS

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 1998:

JOHN HENRY                                                   Director Since 1992
                                                                         Age: 70

     Since 1978, Mr. Henry has been President and Vice-Chairman of Sinclair & Rush, Inc., a plastics manufacturer located in St. Louis, Missouri. From 1967 to 1978, Mr. Henry was a Senior Vice President of Rockwell International Corporation and served as President of its Admiral Corporation subsidiary. Mr. Henry serves on the Board of Directors of Sinclair & Rush, Inc., Aldila, Inc., and is a member of the Board of Trustees of Duquesne University in Pittsburgh, Pennsylvania.

ROGER W. THILTGEN                                            Director Since 1989
                                                                         Age: 46

     Mr. Thiltgen served as Vice President--Market Development from March 6, 1992, to May 9, 1995. Prior thereto, Mr. Thiltgen had provided consulting services for intellectual property matters and various development projects for the three-year period ended February 21, 1992. From December 1978 until February 22, 1989, Mr. Thiltgen was President of HMT Inc. Mr. Thiltgen is president of DIASU Building, Inc. and HMT Investments, Inc., leasing companies. Mr. Thiltgen is also president of Champion Resources, Inc., an oil and gas and real estate firm, chairman of G.S. Evans Sales and Manufacturing located in Little Rock, Arkansas and Tanglewood Resort and Conference Center located in Pottsboro, Texas.

CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 1999:

FRED E. BAXTER, JR.                                          Director Since 1983
                                                                         Age: 53

     Since September, 1992 Mr. Baxter has been a sole practitioner in his independent law office. He practiced previously as partner at the law firm of Grogan, Graffam, McGinley & Lucchino at Three Gateway Center, 22nd Floor, Pittsburgh, Pennsylvania 15222. Prior to February 1988 Mr. Baxter practiced with and was the President of the law firm of Gondleman, Baxter, McVerry, Smith, Yatch & Trimm, P.C., 450 Fifth Avenue, Pittsburgh, Pennsylvania 15219. He became associated with that law firm in 1972. Since 1983, he has been a director of the Central Blood Bank of Pittsburgh, which is located at 812 Fifth Avenue, Pittsburgh, Pennsylvania 15219.

T. RICHARD MATHEWS                                           Director Since 1992
                                                                         Age: 48

     From December 1978 until February 22, 1989, Mr. Mathews was Vice-President and Secretary of HMT, Suite 350, 4422 F.M. 1960 W., Houston, Texas 77068. From February 22, 1989, to October 3, 1985, Mr. Mathews served as President and Chief Operating Officer of HMT. Mr. Mathews was appointed President and Chief Operating Officer of the Company on October 3, 1995.

     Except as otherwise indicated, each director of the Company has held the principal occupation identified herein for at least five years. All the directors and executive officers of the Company are citizens of the United States and Mr. S. Kent Rockwell's business address is at the Company, 960 Penn Avenue, Suite 800, Pittsburgh, Pennsylvania 15222. Messrs. Thiltgen's and Mathews' business address is 4422 F.M. 1960, Houston, Texas 77068; Mr. Kastelic's business address is 2001 North Main Street, Washington, Pennsylvania 15301, Mr. Henry's business address is 157 North Drive, Pittsburgh, PA 15238, and Mr. Baxter's business address is 3445 Babcock Boulevard, Pittsburgh, PA 15237.

EXECUTIVE OFFICERS:

RAYMOND T. ROYKO                                                         Age: 51

     Mr. Royko has served as Vice President, Secretary and General Counsel of the Company since October 1986. From September 1975 to March, 1986 he served as Secretary and General Counsel of The Union Corporation. From March, 1986 through December, 1986 he served as a consultant to The Union

Corporation. The Union Corporation is principally engaged in financial services and is located in Greenwich, Connecticut.

EDWARD C. SHERRY, JR.                                                    Age: 54

     In March 1994, Mr. Sherry was appointed the Company's Vice President of Corporate Relations. From 1965 to 1980 he held various management positions in sales, marketing, real estate, finance and public affairs with Exxon Company, USA. From 1980 to 1987 Mr. Sherry served as General Manager of retail marketing with Pennzoil Company and from 1987 to 1991, he had general management responsibility for GW Resources, Inc. a diversified privately-held management company. Prior to joining the Company he served various clients as a consultant.

HELEN VARDY GRICKS                                                       AGE: 35

     Ms. Gricks was appointed the Company's Treasurer and Chief Accounting Officer on May 17, 1994. Prior to her appointment as Treasurer, Ms. Gricks served the Company as Director, Corporate Accounting from 1989 and prior thereto was Manager, Consolidation Accounting. Ms. Gricks joined the Company in 1985.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     As of the Record Date, the holdings of the Company's directors, individually, and all officers and directors as a group were as follows. Except as indicated, each beneficial owner listed below exercises sole voting power and sole investment power over the shares beneficially owned.

                                                              SHARES OF COMMON STOCK
                                                                BENEFICIALLY OWNED
                                                              AS OF APRIL 11, 1997(1)
                                                             -------------------------
            NAME                        POSITION              NUMBER           PERCENT
----------------------------    -------------------------    ---------         -------
S. Kent Rockwell                Chairman, Chief Executive    1,452,152(2)       14.57
                                Officer, Chief Financial
                                Officer and Director
Fred E. Baxter, Jr.             Director                        10,540           *
John Henry                      Director                        30,000           *
Robert F. Kastelic              Director                        12,472(3)        *
Roger W. Thiltgen               Director                       517,260(4)        5.21
T. Richard Mathews              President and Director         670,403(5)        6.76
Raymond T. Royko                Vice President, Secretary       44,200           *
                                and General Counsel
All directors and officers                                   2,755,193          27.32
  as a group (nine
  individuals)

---------

* Less than one percent

(1) The number of shares of Common Stock with respect to S. K. Rockwell, Roger
    W. Thiltgen, T. Richard Mathews, Raymond T. Royko and all current directors and officers as a group include the following number of shares that such individuals and group, respectively, have the right to acquire pursuant to stock options within 60 days: 67,000, 20,000, 15,000, 39,500 and 183,666.

(2) Includes 1,380,052 shares of Common Stock held of record by Rockwell Venture Capital, Inc. ("RVC"). The sole shareholder of RVC is Mr. Rockwell and as such has sole voting and investment power.

(3) Includes 1,100 shares of Common Stock held by Mr. Kastelic's wife.

(4) Includes 12,690 shares of Common Stock held of record by Mr. Thiltgen's minor children as to which Mr. Thiltgen shares voting and investment power.

(5) Includes 34,877 shares of Common Stock held of record by Mr. Mathews' minor son as to which Mr. Mathews shares voting and investment power.

BOARD AND COMMITTEE MEETINGS

     During the fiscal year ended September 30, 1996, the Board of Directors of the Company held five meetings. The Board of Directors has a Finance-Audit Committee, a Compensation Committee and a Nominating Committee.

     The Finance-Audit Committee of the Board of Directors of the Company recommends the selection of the Company's independent auditors, reviews the Company's accounting and financial policies and procedures and systems of internal control, reviews all recommendations and comments from the independent auditors and makes such reports and recommendations to the Board of Directors as it deems appropriate. The members of the Finance-Audit Committee are Messrs. Baxter, Henry and Kastelic. The Finance-Audit Committee held two meeting during the fiscal year ended September 30, 1996.

     The Compensation Committee of the Board of Directors reviews the salaries of executive personnel and directors and makes recommendations pertaining to such salaries to the Board of Directors. The members of the Compensation Committee are Messrs. Baxter, Henry and Kastelic. The Compensation Committee held one meeting during the fiscal year ended September 30, 1996.

     The Nominating Committee reviews the qualifications of potential candidates and recommends to the Board of Directors nominees for positions on the Board. The Nominating Committee will consider recommendations for nominees that are submitted in writing by the stockholders to the Secretary of the Company. The members of the Nominating Committee are Messrs. Baxter, Henry and Kastelic. The Nominating Committee held one meeting during the fiscal year ended September 30, 1996.

     During the fiscal year ended September 30, 1996, no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and all Committees of the Board that he was eligible to attend.

DIRECTORS COMPENSATION

     Directors who are not otherwise compensated as employees or consultants to the Company or its subsidiaries are paid a monthly retainer of $1,000, attendance fees of $500 per Board meeting and $250 for each Committee meeting, plus out-of-pocket expenses incurred in performing their duties. Directors who are also consultants are eligible to receive the fees for attendance at Board and Committee meetings, but not the monthly retainer.

1995 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

     In February 1995, the Company's Board of Directors adopted the 1995 Nonemployee Directors Stock Option Plan ("Directors Plan") which was approved by the Company's stockholders on May 9, 1995. All directors of the Company who are not employees are eligible to receive options to purchase Common Stock under the Directors Plan. Each of the four eligible directors received an option to purchase 10,000 shares at an exercise price of $3.187 (equal to the fair market value of the Common Stock on the date of grant). Such options are not exercisable during the first year after grant and are fully exercisable thereafter until the tenth anniversary of the grant date. In addition, current directors are ineligible to receive additional options under the Directors Plan, although any new eligible director will be granted, at election or appointment, an option to purchase 10,000 shares at an exercise price equal to the fair market value on the date of grant. The maximum number of shares which may be issued pursuant to the Directors Plan is 100,000.

                             EXECUTIVE COMPENSATION

     The following table summarizes certain information regarding compensation paid or accrued during each of the Company's last three fiscal years for those executive officers whose annual compensation exceeded $100,000 during the fiscal year ended September 30, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                           ------------------------------------
                                                                                   AWARDS
                                                                OTHER      -----------------------     PAYOUTS     ALL OTHER
                                 ANNUAL COMPENSATION            ANNUAL     RESTRICTED                  --------     COMPEN-
   NAME AND PRINCIPAL       ------------------------------     COMPEN-       STOCK        OPTIONS/       LTIP       SATION
        POSITION            YEAR      SALARY       BONUS        SATION      AWARD(S)        SARS       PAYOUTS      (1)(2)
-------------------------   -----    --------     --------     --------    ----------     --------     --------    ---------
S. Kent Rockwell            1996     $250,000     $100,000       -0-          None           None        None       $ 6,029
Chairman/CEO                1995     $250,000     $100,000       -0-          None         15,000        None       $ 7,218
CEO                         1994     $250,000     $ 45,000       -0-          None           None        None       $ 8,109
T. Richard Mathews          1996     $225,000     $ 75,000       -0-          None           None        None       $ 4,146
President(3)                1995     $210,000     $ 11,443       -0-          None           None        None       $ 6,930
                            1994     $210,000          -0-       -0-          None           None        None       $ 6,930
Raymond T. Royko            1996     $150,000     $ 33,000       -0-          None           None        None       $ 5,468
V.P., Secretary             1995     $150,000     $ 30,000       -0-          None          3,000        None       $ 6,750
and General Counsel         1994     $150,000     $ 10,000       -0-          None           None        None       $ 6,750

---------

(1)Includes amounts in company contributions accrued during each fiscal year for each of Messrs. Rockwell, Mathews and Royko pursuant to the Company's Profit Sharing Plan established under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "401(k) Plan").

(2) The Company maintains a Split-Dollar Life Insurance Program for S. Kent Rockwell. Under this Program, Mr. Rockwell is the owner of a life insurance policy whereby the Company pays the annual premium for this coverage and Mr. Rockwell has assigned certain rights in the policy to the Company as collateral insuring that the Company will recover the full amount of premium paid by the Company from any benefits payable under the policy.

(3) Mr. Mathews had entered into an employment agreement to act as President of HMT which commenced on February 22, 1989, the date the Company acquired HMT. Mr. Mathews received an annual base salary of $210,000 and for the fiscal year ending September 30, 1996, was entitled to bonus equal to a percentage of the operating profits of HMT for such fiscal year. On October 3, 1995, Mr. Mathews was appointed President and Chief Operating Officer of the Company and his employment agreement with HMT automatically terminated.

     Except as otherwise set forth, the aggregate amount of personal benefits provided to all current executive officers individually and as a group for the fiscal year ended September 30, 1996, did not exceed the lesser of $50,000 or ten percent of the compensation reported in the Cash Compensation Table under "Executive Compensation."

STOCK OPTIONS GRANTED IN FISCAL 1996

     No grant of stock options to purchase common stock was made to any executive officer during fiscal 1996. No Stock Appreciation Rights were granted during fiscal 1996 and none were outstanding at September 30, 1996.

                  OPTION EXERCISES AND FISCAL YEAR END VALUES

     Shown below is information with respect to the unexercised options to purchase the Company's Common Stock under the Company's Stock Option Plans to the named officers and held by them at September 30, 1996. None of the named officers exercised any stock options during fiscal 1996.

 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                                                             VALUE OF
                                                                         NUMBER OF          UNEXERCISED
                                                                        UNEXERCISED        IN-THE-MONEY
                                                                          OPTIONS           OPTIONS AT
                                                                         FY-END(#)          FY-END ($)
                                        SHARES                          ------------     -----------------
                                     ACQUIRED ON          VALUE         EXERCISABLE/       EXERCISABLE/
              NAME                   EXERCISE(#)      REALIZED ($)      UNEXERCISABLE    UNEXERCISABLE(1)
--------------------------------     ------------     -------------     ------------     -----------------
S. Kent Rockwell                         None             None          67,000/None          187,220/0
T. Richard Mathews                       None             None          15,000/None           60,000/0
Raymond T. Royko                         None             None          39,500/None           87,015/0

---------

(1) Fiscal year ended September 30, 1996. The average price of the Common Stock on September 30, 1996, on the American Stock Exchange was $5.25.

     In 1984, the Company adopted a Stock Option Plan (the "1984 Stock Option Plan") for eligible employees, including officers an directors. While Messrs. Rockwell and Royko hold 12,000 and 6,500 options, respectively, no additional options may be granted under the 1984 Stock Option Plan.

     In 1989, the Company's Board of Directors adopted the 1989 Stock Incentive Plan (the "Stock Incentive Plan") which was approved by the stockholders on May 18, 1989. Options may be granted to key employees of the Company and to directors who are also employees or consultants of the Company. At September 30, 1996, options to purchase 414,500 shares of Common Stock were outstanding under the Stock Incentive Plan.

     In connection with the Company's acquisition of Brown-Minneapolis Tank & Fabricating Co., the Company's Board of Directors adopted the 1994 Stock Option Plan for Employees of BMT ("1994 BMT Plan") which was approved by the Company's stockholders at the annual meeting held on May 17, 1994. Pursuant to the 1994 BMT Plan (which became effective on March 1, 1994, the day the Company completed the acquisition of BMT), 400,000 shares of Common Stock were reserved for issuance by the Company in connection with awards of stock options under the 1994 BMT Plan. These shares are available for issuance to key employees of BMT or any BMT subsidiary. Effective March 1, 1994, stock options to purchase 400,000 shares of Common Stock were awarded to 19 key employees of BMT (none of whom are executive officers or directors of the Company).

     Mr. Mathews had entered into an employment agreement with HMT which commenced on February 22, 1989, the date the Company acquired HMT. This agreement, as amended, terminated on October 3, 1995, the date Mr. Mathews was appointed the Company's President and Chief Operating Officer.

RETIREMENT BENEFITS

     The Company maintains three separate 401(k) retirement savings plans. Eligible employees, as defined, can contribute up to 10% of eligible salary. The Company (i) may make discretionary contributions based upon profits as determined by the Board of Directors and (ii) matches employee participant contributions in an amount equal to (a) 25% of each participant's contribution up to a maximum of 4% of a participant's salary, (b) 75% of each participating employee's contribution of up to a maximum of 6% of the participating employee's compensation for each year or (c) 50% of each participating employee's contribution of up to a maximum of 4% of the participating employee's compensation for each year.. Aggregate contributions for the fiscal year ended September 30, 1996 for employees of the Company and its subsidiaries other than executive officers were $384,000.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Compensation Committee report and the performance graph shall not be incorporated by reference into any such filings.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has furnished the following report on Executive Compensation:

     Under the supervision of the Compensation Committee of the Board of Directors, the Company has developed and implemented certain compensation policies and programs which seek to enhance the growth and profitability of the Company and thus shareholder value. The Company utilizes a simple total Compensation Program that consists of cash and equity based compensation. The cash compensation consists of (i) a base salary and (ii) an annual bonus, as described below. The equity based compensation is in the form of stock options issued pursuant to the Company's stock option plans. The Committee believes that this Compensation Program effectively allows the Company to enhance shareholder value, foster teamwork and adequately reward its employees.

     Annual base salaries are generally set at competitive levels so that the Company can attract and retain key employees of outstanding abilities and further, the Company relies on annual incentive compensation to motivate key employees to perform to the full extent of their abilities. The Company's operating subsidiaries have informal incentive compensation programs pursuant to which most key employees are eligible to receive annual compensation payments in addition to their annual base salaries. Awards made under this program are generally based upon profitability of the particular operation, upon the contribution to profit of certain business areas, upon judgment of performance, and upon a combination of these factors.

     The goals of these informal incentive compensation programs are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward key employees who contributed to the long-term success of the Company. This type of incentive compensation is closely tied to the performance of the business unit and individual employee in a manner that encourages continuing focus on establishing profitability and increasing shareholder value.

     In evaluating the performance and establishing the compensation of the Chief Executive Officer of the Company, as well as determining the bonus award granted for fiscal 1996, the Committee recognizes and places emphasis on his success in completely restructuring the Company, analyzing and completing the selective acquisitions encompassed in management's strategic operating plan, the successful integration of these acquired businesses into the Company's continuing operation structure, and the improvement in both the Company's revenues and earnings.

     All bonus awards to executive officers are made in the sole discretion of this Committee, except for Mr. Mathews, whose bonus award was provided by formula approved by this Committee which calls for a cash bonus based upon the Company's net income for fiscal 1996.

     The purpose of the equity based program encompassed by the Company's stock option plans is to provide additional incentives to employees to work to maximize shareholder value. The equity based program also encourages key employees to continue in the employ of the Company. During fiscal 1996, the Chief Executive Officer received no stock options to acquire shares of the Company's Common Stock. The Company has however, during fiscal 1996 granted stock options to certain key management personnel and in the past has also granted stock options to a broad based pool of the total employee population.

     The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended; however this committee does not expect cash compensation to any one employee during fiscal 1996 to be in excess of one million dollars or consequently affected by the requirements of Section 162(m).

                                            The Compensation Committee

                                            Robert F. Kastelic
                                            Fred E. Baxter, Jr.
                                            John Henry
Date: November 14, 1996

                               PERFORMANCE GRAPH

     NOTE: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

  AMONG ASTROTECH INTERNATIONAL CORPORATION, THE AMEX MARKET VALUE INDEX AND A
                                   PEER GROUP

                                 ASTROTECH IN-
      MEASUREMENT PERIOD          TERNATIONAL                     AMEX MARKET
    (FISCAL YEAR COVERED)            CORP.        PEER GROUP         VALUE
9/91                                 100             100              100
9/92                                 102              68              101
9/93                                  74              58              123
9/94                                  48              60              122
9/95                                  57              51              145
9/96                                  91              45              153

* $100 Invested on 09/30/91 in stock or index-including reinvestment of dividends. Fiscal year ending September 30.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Messrs. Roger W. Thiltgen and T. Richard Mathews have an ownership interest in DIASU Building Inc. which leases office space to the Company under agreement providing for monthly rental payments of $9,952. The Company's management believes that the terms of these leases are no less favorable to the Company than those which could be obtained from an unaffiliated third party.

     On March 1, 1994, the Company acquired all of the Capital Stock of Brown-Minneapolis Tank & Fabricating Co. ("BMT") from Mr. Irwin Jacobs. The consideration paid by the Company to Mr. Jacobs was comprised of the following:
(i) $11,515,000 in cash; (ii) 1,600,000 shares of Common Stock; (iii) a $500,000 unsecured subordinated promissory note; and (iv) contingent annual cash payments for a period of five years beginning as of October 1, 1993, in an amount equal to 50% of the BMT Calculated Profit Amount (as defined in the Stock Purchase Agreement) for each of the fiscal years ended September 30, 1994 through 1998, inclusive; provided, however that in no event shall the aggregate contingent payments to Mr. Jacobs exceed $9,000,000. For fiscal years 1995 and 1996 this contingent purchase consideration amounted to $424,000 and $1,355,000, respectively. On February 28, 1997 the parties amended the Stock Purchase Agreement to provide for a complete settlement of all remaining contingent purchase consideration for a cash payment of $2,600,000. The Company paid $600,000 upon signing the amendment and expects to pay the remainder on or before September 30, 1997.

                             ADDITIONAL INFORMATION

DISSENTERS' RIGHTS

     Dissenters' rights of appraisal will not be available under Delaware law with respect to the matters to be voted upon at the Annual Meeting, as described in this Proxy Statement.

SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholders who wish to include proposals in the Company's proxy materials for its 1998 Annual Meeting should submit their proposals in writing to the attention of the Company's Secretary at the Company's executive offices for receipt by December 9, 1997. Such proposals must conform to the regulations of the Securities and Exchange Commission concerning stockholder proposals.

METHODS AND EXPENSES OF SOLICITATION

     The Company will bear the expenses involved in soliciting proxies on the enclosed form or forms. Solicitation will be by mail, although directors, officers and employees of the Company may, for no additional compensation, solicit proxies by telephone, telegram, special letter or personal interview. Brokers and other persons holding stock in the names of nominees will be requested to forward proxy materials to the beneficial owners of the stock and to obtain proxies. The Company will defray the reasonable expenses incurred in forwarding such material.

OTHER MATTERS

     The Board of Directors knows of no matters, other than those mentioned above, that will be presented to the stockholders for action at the Annual Meeting. If other matters requiring action by the stockholders properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with their best judgment upon such matters.

                                            By Order of the Board of Directors,

                                                      Raymond T. Royko
                                                         Secretary
April 15, 1997

                      ASTROTECH INTERNATIONAL CORPORATION

                PROXY FOR ANNUAL MEETING TO BE HELD MAY 13, 1997
       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints S. Kent Rockwell and Raymond T. Royko as Proxies, and each of them with power of substitution, and hereby authorizes them to represent the undersigned and vote, as designated below, all of the shares of Common Stock, par value $.01 per share (the "Common Stock"), of Astrotech International Corporation ("Astrotech") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Westin William Penn, 530 William Penn Place, Pittsburgh, Pennsylvania on Tuesday, May 13, 1997, and at any adjournments thereof:



                         (TO BE SIGNED ON REVERSE SIDE)



-----------
SEE REVERSE
   SIDE
-----------

 [ X ]   Please mark your
         votes as in this
         example.


1. Election of         FOR      WITHHELD        Nominees: S. Kent Rockwell and
   Directors:         [   ]      [   ]                    Robert F. Kastelic

   (To withhold authority to vote for an individual nominee, write his name on the following line.)

   --------------------------------------------------------------------

                                   FOR     AGAINST   ABSTAIN
(2) Ratification of Selection     [   ]     [   ]     [   ]
    of Independent Public
    Accountants: Proposal to
    ratify the selection of
    Coopers & Lybrand as
    independent public
    accountants.
                                    FOR     AGAINST   ABSTAIN
(3) In their discretion, the       [   ]     [   ]     [   ]
    Proxies are authorized to
    vote on the transaction of
    such other business as may
    properly come before the
    meeting and any adjournment
    or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) AND (2).

SIGNATURE(S)                                      DATED                   , 1997
            --------------------------------------     -------------------

NOTE: Please sign EXACTLY as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as trustee, executor, etc., title should be so stated. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.